LOOMIS SAYLES RESEARCH FUND

Supplement dated June 28, 2005 to the IXIS Advisor Equity Funds Classes A, B and C Prospectus dated February 1, 2005, as revised on May 1, 2005, and to the IXIS Advisor Equity Funds Class Y Prospectus dated February 1, 2005, each as may be supplemented from time to time

Effective July 1, 2005, Brian James and Maureen G. Depp became co-leaders of a team of Loomis Sayles research analysts managing the Loomis Sayles Research Fund, replacing Lauriann Kloppenburg, who previously led the team. The following paragraphs replace the paragraph regarding Lauriann Kloppenburg in the "Meet the Funds' Portfolio Managers" section of each Prospectus:


BRIAN JAMES

Brian James has co-led a team of Loomis Sayles research analysts managing the LOOMIS SAYLES RESEARCH FUND since July 2005. Mr. James, Vice President and co-director of Equity Research of Loomis Sayles, joined the firm in 1998. He received a B.A. from Hampshire College, an M.P.P. from Harvard University School of Government and an M.B.A. from Harvard University School of Business. Mr. James holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.


MAUREEN G. DEPP

Maureen G. Depp has co-led a team of Loomis Sayles research analysts managing the LOOMIS SAYLES RESEARCH FUND since July 2005. Ms. Depp, Vice President and co-director of Equity Research of Loomis Sayles, joined the firm in 2004. Prior to joining Loomis Sayles, she was a Managing Director and Associate Director of Research at State Street Research & Management Company. Ms. Depp received a B.S. from St. John's University and an M.B.A. from the University of Rhode Island. She holds the designation of Chartered Financial Analyst and has over 28 years of investment experience.


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